UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

ACRES COMMERCIAL REALTY CORP.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! ACRES COMMERCIAL REALTY CORP. 2026 Annual Meeting Vote by June 21, 2026 11:59 PM ET ACRES COMMERCIAL REALTY CORP. 390 RXR PLAZA UNIONDALE, NY 11556 V96814-P52144 You invested in ACRES COMMERCIAL REALTY CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 22, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 22, 2026 11:00 AM EDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/ACRES2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: 1a. David J. Bryant For 1b. Karen Edwards For 1c. Andrew Fentress For 1d. Mark S. Fogel For 1e. Gary Ickowicz For 1f. Steven J. Kessler For 1g. Murray S. Levin For 1h. P. Sherrill Neff For 1i. Dawanna Williams For 2. APPROVE THE NON-BINDING RESOLUTION ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. For 3. RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026. For 4. APPROVE THE ISSUANCE OF APPROXIMATELY 7,487,219 SHARES OF THE COMPANY’S COMMON STOCK, SUBJECT TO CERTAIN ADJUSTMENTS, PURSUANT TO THE AGREEMENT AND PLAN OF MERGER, DATED APRIL 29, 2026, BY AND AMONG THE COMPANY, ACRES HOLDINGS SUB LLC (“MERGER SUB”), A WHOLLY-OWNED SUBSIDIARY OF THE COMPANY, ACRES CAPITAL CORP. (“ACC”) AND ACRES CAPITAL, LLC, THE COMPANY’S EXTERNAL MANAGER AND A SUBSIDIARY OF ACC, PURSUANT TO WHICH ACC WILL MERGE INTO MERGER SUB. THE TRANSACTION WILL RESULT IN THE INTERNALIZATION OF THE MANAGEMENT OF THE COMPANY. For 5. APPROVE A PROPOSAL TO ADOPT THE ACRES COMMERCIAL REALTY CORP. 2026 OMNIBUS EQUITY INCENTIVE PLAN. For 6. APPROVE A PROPOSAL TO ADJOURN THE MEETING, IF NECESSARY OR APPROPRIATE, FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES FOR THE APPROVAL OF ONE OR MORE OF THE FOREGOING PROPOSALS. For NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V96815-P52144